                                                                 Exhibit 10.14.2


                                SECOND AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

         This Second Amendment to Receivables Purchase Agreement dated as of December ____, 1993 (this "Second Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:
                              --------------------
         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement affected by this First Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to
Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Second Amendment, shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        THE ORIGINATORS:

                                        ABRAHAM & STRAUS, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:       Treasurer
                                               ------------------------

                                        BLOOMINGDALE'S, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:        Treasurer
                                               ------------------------

                                        BURDINES, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:        Treasurer
                                               ------------------------

                                        JORDAN MARSH STORES CORPORATION


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:        Treasurer
                                               ------------------------

                                        LAZARUS, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:
                                               ------------------------

                                        RICH'S DEPARTMENT STORES, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:        Treasurer
                                               ------------------------

                                        STERN'S DEPARTMENT STORES, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:        Treasurer
                                               ------------------------

                                        THE BON, INC.


                                        By:       /s/ Karen M. Hoguet
                                            ---------------------------
                                        Title:        Treasurer
                                               ------------------------

Date:    12/1/93                        FDS NATIONAL BANK
       ------------
                                        By:    /s/ Susan P. Storer
                                            -------------------------
                                        Title:          CFO
                                               ----------------------

                                        THE PURCHASER:

                                        PRIME RECEIVABLES CORPORATION

Date:    12/1/93                        By:    /s/ Susan R. Robinson
       ------------                         -------------------------
                                        Title:       President
                                               ----------------------

2nd-Amen.
10kexhib.10142.doc

                                                                     Schedule IV

                           List of Lock-box Accounts
                           -------------------------

Star Bank Corporation           Burdines                          480-366-723
P.O. Box 1038                   Dept. 4500
425 Walnut Street               Cincinnati, OH
Cincinnati, OH                  45274-4500
45201-1036

                                Jordan Marsh                      480-381-1425
                                P.O. Box 8079
                                Mason, OH
                                45040-8079

PNC Bank                        The Bon Marche                    426-002-7019
201 East Fifth Street           P.O. Box 8080
Cincinnati, OH                  Mason, OH
45201-1198                      45040-8080

                                Stern's                           419-000-2709
                                P.O. Box 8081
                                Mason, OH
                                45040-8081

                                Lazarus                           411-017-5133
                                P.O. Box 4504
                                Mason, Ohio
                                45040-4504

AmSouth Bank, N.A.              Bloomingdale's                    88-419-622
1900 Fifth Ave., North          P.O. Box 11407
Birmingham, AL                  Drawer 0018
35203                           Birmingham, AL
                                35245-0018

                                Rich's                            01-579-282
                                P.O. Box 11407
                                Drawer 0001
                                Birmingham, AL
                                35245-0001

                                Goldsmith's                       73-233-579
                                P.O. Box 11407
                                Drawer 0012
                                Birmingham, AL
                                35245-0012

                                Abraham & Straus                  69-116-059
                                P.O. Box 11407
                                Drawer 0008
                                Birmingham, AL
                                35245-0008

The Fifth Third Bank            Lazarus                 715-27336
38 Fountain Square              P.O. Box 0064
  Plaza                         Cincinnati, OH
Cincinnati, OH  45263           45274-0064

                                   EXHIBIT A


                       FEDERATED DEPARTMENT STORES, INC.


                             OFFICER'S CERTIFICATE
                             ---------------------


         Pursuant to Section 8.01(a) of the Receivables Purchase Agreement dated as of December 15, 1992 among the Originators listed therein and Prime Receivables Corporation, FDS National Bank, as Servicer, certifies that the amendment dated as of December ____, 1993 to Schedule IV of Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Investor Certificateholders.




                                        /s/ Susan P. Storer
                                ------------------------------------
                                FDS National Bank
                                As Servicer



Date:     12/1/93               Name:      Susan P. Storer
      ---------------                 ------------------------------
                                Title:            CFO
                                      ------------------------------